Exhibit 99.1




                                                   Contact:
                                                   Susan Hickey
                                                   NetRatings, Inc.
                                                   212-703-5909
                                                   shickey@netratings.com


           NETRATINGS ANNOUNCES SECOND QUARTER 2004 FINANCIAL RESULTS

     New York, Aug. 3, 2004 - NetRatings, Inc. (NASDAQ: NTRT), the global standard for Internet audience measurement and analysis, today announced financial results for the second quarter ended June 30, 2004.

     NetRatings' revenues for the second quarter of 2004 were $14.5 million, a 42 percent increase over revenues of $10.2 million in the second quarter of 2003. In accordance with generally accepted accounting principles (GAAP), net loss for the second quarter of 2004 was $4.3 million, or $0.12 per share, on approximately 34.4 million shares. This compares with a net loss of $6.1 million, or $0.18 per share, in the second quarter of 2003, on approximately
33.7 million shares.

     On an EBITDA basis (a non-GAAP measure that reflects net income/loss excluding interest income/expense, taxes, depreciation, and amortization of intangibles and stock-based compensation), the company reported a second quarter loss of $900,000, or $0.03 per share. This compares with an EBITDA loss in the second quarter of 2003 of $3.4 million, or $0.10 per share. A complete reconciliation of GAAP results to EBITDA results may be found in the accompanying financial tables and footnote.

     Cash, cash equivalents and short-term investments at the end of the second quarter were $193 million, compared to $198 million at the end of the first quarter.

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     "NetRatings had a successful second quarter in the areas of both client and product development," said William Pulver, president and CEO, NetRatings. "With 1,257 clients globally, Homescan Online and several MegaPanel(R) services now available, and the integration of the former Red Sheriff product line complete, Nielsen//NetRatings' client roster and Internet media and market research portfolio are unmatched in the industry. We are optimistic that our strategic product investments have positioned us for a strong second half and 2005."

     NetRatings reported a 76 percent global renewal rate for the second quarter of 2004, up from 72 percent during the second quarter of 2003, and signed or renewed contracts with clients including A&E Television, Arcor, AdLink Europe, Circuit City, eBay, Financial Times, Media General, Sharman Networks and Tribune Interactive.

     Recent additions to Nielsen//NetRatings' product portfolio include:

o MegaPanel: providing marketers with robust e-commerce and online/offline consumer behavior insights. MegaPanel services including WebIntercept and MegaView Financial are available now, with additional services rolling out in the coming months.

o Homescan Online: developed jointly with ACNielsen U.S., Homescan Online integrates Internet audience measurement information with offline sales data to offer marketers and publishers insights into consumer purchasing and Web usage.

o SiteCensus: site-centric audience measurement service that provides publishers of all sizes with robust data pertaining to their site or network of sites.

o Market Intelligence: census-based rankings that provide insight into a company's position within an industry and relative to its competitors.

o AdIntelligence: site-centric ad measurement providing online advertisers with ROI metrics for online marketing activities, including advertising, search engine optimization and affiliate marketing campaigns.

Guidance

For the third quarter ending Sept. 30, 2004, NetRatings is projecting the following:

     -    Revenue is expected to be between $14.7 million and $15.1 million

     - Net loss per share on a GAAP basis is expected to be between $0.16 and $0.18

     -    EBITDA loss per share is expected to be between $0.06 and $0.08

For the full year 2004, NetRatings is projecting the following:

     -    Revenue is expected to be between $57.5 million and $59 million

     - Net loss per share on a GAAP basis is expected to be between $0.56 and $0.60

     -    EBITDA loss per share is expected to be between $0.22 and $0.26

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Second Quarter 2004 Conference Call

Today at 4:30 p.m. ET, NetRatings management will host a conference call and Webcast to discuss its second quarter 2004 results and outlook. The company welcomes all members of the financial and media communities to visit the "Investor Relations" area of www.netratings.com to listen to the conference call via live Webcast.

About NetRatings

NetRatings, Inc. (Nasdaq: NTRT) delivers leading Internet media and market research solutions, marketed globally under the Nielsen//NetRatings brand. With high quality, technology-driven products and services, Nielsen//NetRatings enables clients to make informed business decisions regarding their online strategies. The Nielsen//NetRatings product portfolio includes panel-based and site-centric Internet audience measurement services, online advertising intelligence, user lifestyle, demographic and product brand preferences data, Internet reach and frequency planning tools, and custom data, research and analysis. For more information, visit www.nielsen-netratings.com

Safe Harbor Statement

This press release contains statements that may constitute forward-looking statements pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions and involve a number of uncertainties and risks that could cause actual results to differ materially from those currently expressed in any such forward-looking statements. Information about potential factors that may affect NetRatings' business and financial results is included in its annual report on Form 10-K for the fiscal year ended Dec. 31, 2003 and its quarterly reports on Form 10-Q, including, without limitation, under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors That May Affect Our Performance." Each of these documents is on file with the SEC and is available free of charge. Readers of this press release are referred to such filings. The forward-looking statements herein speak only as of the date of this press release. NetRatings does not undertake to update any forward-looking statement that may be made from time to time by it or on behalf of NetRatings.

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

NetRatings, Inc.
Statements of Operations
(in thousands, except per share data)

                                                                  Three Months Ended                    Six Months Ended
                                                                       June 30,                             June 30,
                                                                 2004              2003                2004              2003
                                                           ----------------- ----------------    ----------------- ----------------

Revenue                                                        $ 14,473         $ 10,201            $  27,739         $ 19,222

Cost of revenue                                                   6,033            5,191               11,937            9,399
                                                           ----------------- ----------------    ----------------- ----------------
Gross profit                                                      8,440            5,010               15,802            9,823
                                                           ----------------- ----------------    ----------------- ----------------

Operating expenses:
    Research and development                                      3,197            2,480                6,305            4,603
    Sales and marketing                                           5,991            4,260               11,226            7,981
    General and administrative                                    2,660            2,423                6,023            4,649
    Restructuring expenses                                            -                -                 (525)               -
    Litigation settlement recovery                               (1,800)               -               (1,800)               -
    Amortization of intangibles                                     933              970                2,087            1,959
    Amortization of stock-based compensation                      2,276            2,276                4,552            4,553
                                                           ----------------- ----------------    ----------------- ----------------
                         Total operating expenses                13,257           12,409               27,868           23,745
                                                           ----------------- ----------------    ----------------- ----------------

Loss from operations:                                            (4,817)          (7,399)             (12,066)         (13,922)

Equity in earnings (losses) of joint ventures                        18                1                   38              (49)
Interest income, net                                                585            1,169                1,366            2,509
Minority interest in net (profit) loss of
consolidated subsidiaries                                           (58)              96                 (100)             144
                                                          ----------------- ----------------     ---------------- ----------------
Net loss                                                       $ (4,272)        $ (6,133)            $ (10,762)        $ (11,318)
                                                           ================= ================    ================= ================

Basic and diluted net loss
per common share                                               $  (0.12)        $  (0.18)            $  (0.31)        $  (0.34)
                                                           ================= ================    ================= ================


Shares used to compute basic and diluted
net loss and EBITDA net loss per common share                    34,416           33,728               34,234           33,685
                                                           ================= ================    ================= ================

EBITDA (1)
----------
Net loss                                                       $ (4,272)        $ (6,133)            $(10,762)        $(11,318)
Adjustments:

Interest income, net                                               (585)          (1,169)              (1,366)          (2,509)
Depreciation                                                        739              622                1,478            1,090
Amortization of intangibles                                         933              970                2,087            1,959
Amortization of stock-based compensation                          2,276            2,276                4,552            4,553
                                                           ----------------- ----------------    ----------------- ----------------
EBITDA                                                         $   (909)        $ (3,434)            $ (4,011)        $ (6,225)
                                                           ----------------- ----------------    ----------------- ----------------
EBITDA loss per common share                                   $  (0.03)        $  (0.10)            $  (0.12)        $  (0.18)
                                                           ================= ================    ================= ================


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



(1) EBITDA reflects net income/loss excluding interest income/expense, taxes, depreciation, and amortization of intangibles and stock-based compensation. Management uses this measure internally to evaluate the company's performance. NetRatings provides results, guidance and associated reconciliation of this non-GAAP measure to the investment community, as we believe it provides consistent and comparable measures to help investors understand our current and future operating cash flow performance. Interest income/expense is excluded as it is not related to our operating performance. Depreciation expenses are non-cash charges. NetRatings excludes amortization of intangibles and stock-based compensation as they are non-cash charges not directly related to operations. EBITDA data is provided as a complement to results provided in accordance with GAAP, and should be considered in addition to, and not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.



Reconciliation of net loss per share to EBITDA per share for third quarter and full year 2004 guidance

                                                           Three months ending                  Year ending
                                                             Sept. 30, 2004                    Dec. 31, 2004
                                                             --------------                    -------------


Net loss                                               $ (0.18)      $ (0.16)            $  (0.60)         $  (0.56)
Less:
     Interest income, net                                (0.02)        (0.02)               (0.07)            (0.07)
     Depreciation                                         0.02          0.02                 0.08              0.08
     Amortization of intangibles                          0.03          0.03                 0.11              0.11
     Amortization of stock-based compensation             0.07          0.07                 0.22              0.22
                                                       ---------------------             ---------------------------

EBITDA loss per share guidance range                   $ (0.08)      $ (0.06)            $  (0.26)         $  (0.22)
                                                       ======================            ===========================


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

NetRatings, Inc.
Balance Sheets
(in thousands)
                                                            June 30,               December 31,
                                                              2004                     2003
                                                              ----                     ----

ASSETS

Current assets
Cash, cash equivalents & short term investments        $   193,174              $   210,039
Accounts receivable                                         12,455                   10,141
Other current assets                                         6,217                    4,491
                                                       -----------              -----------
  Total current assets                                     211,846                  224,671

Property and equipment                                       5,062                    3,943
Intangibles, net                                            17,002                   19,089
Goodwill                                                    77,556                   66,612
Other assets                                                 1,205                      936
                                                       -----------            -------------
  Total assets                                         $   312,671            $     315,251
                                                       ===========            =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilitie
Accounts payable & accrued expenses                   $    23,152             $      26,807
Deferred revenue                                           12,856                    10,777
Restructuring liabilities                                     984                     1,711
                                                      -----------             -------------
  Total current liabilities                                36,992                    39,295

Restructuring liabilities, less current portion             1,285                     1,680
                                                      -----------            --------------
  Total liabilities                                        38,277                    40,975

Minority interest                                             286                       222

Stockholders' equity                                      274,108                   274,054
                                                      -----------            --------------
  Total liabilities and stockholders' equity           $  312,671            $      315,251
                                                       ==========            ==============


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